UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2022, BM Technologies Inc. (the “Company”) received a notice from NYSE Regulation (the “NYSE Notice”) stating that the Company is not in compliance with the continued listing standards of the NYSE American LLC (the “Exchange”) under the timely filing criteria included in Section 1007 of the NYSE American Company Guide (the “Company Guide”) because the Company failed to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”). Reference is made to the Company’s Notification of Late Filing on Form 12b-25 (filed with the SEC on March 31, 2022) as amended through the filing of a Form 12b-25/A with the SEC on April 19, 2022, which describe the circumstances leading to the late filing of the Form 10-K.

Although the NYSE Notice gives the Company a grace period of six months within which to file the Form 10-K and cure the filing delinquency, the Company expects to file the Form 10-K early next week.

As previously reported, the Form 10-K, when filed, will include a restatement of the Company’s previously issued consolidated financial statements for the periods ended December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021.

Except for timing differences, these corrections will have no effect on the Company’s previously reported revenues, Core EBITDA, total cash balance, total equity, net working capital, net cash flows from operating activities, investing activities, or financing activities. Similarly, these corrections will have no impact on the Company’s operations or its underlying business fundamentals.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the Company’s expectations relating to the filing of the Form 10-K and the financial information to be included therein and the issuance of the press release in response to the NYSE Notice. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: April 22, 2022	By:	/s/ Bob Ramsey
Bob Ramsey
Chief Financial Officer